Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
GOODWILL

9. GOODWILL

The following table portrays gross balances and accumulated amortization or impairments of goodwill for the Company’s reportable segments. Pre-2010 Reorganization, reportable segments included WVAS and Recorded Music. Post-2010 Reorganization, the Company’s single reportable segment is Online Advertising.

Gross amount of goodwill	WVAS	Recorded Music	Online Advertising	Total
Balance as of January 1, 2010	41,890,391	7,848,655	—	49,739,046

Goodwill arising from acquisitions	—	—	6,232,770	6,232,770
Goodwill contributed by Shanda	—	—	663,570	663,570
Goodwill transferred out due to disposal	(42,148,288)	(7,848,655)	—	(49,996,943)
Effect of exchange rate changes	257,897	—	—	257,897

Balance as of December 31, 2010	—	—	6,896,340	6,896,340

Goodwill distributed to Shanda due to disposal	—	—	(663,570)	(663,570)

Balance as of December 31, 2011	—	—	6,232,770	6,232,770

Accumulated goodwill impairment	WVAS	Recorded Music	Online Advertising	Total
Balance as of January 1, 2010	(41,890,391)	(5,749,365)	—	(47,639,756)

Impairment transferred out due to disposal	42,148,288	5,749,365	—	47,897,653
Effect of exchange rate changes	(257,897)	—	—	(257,897)

Balance as of December 31, 2010	—	—	—	—

Impairment	—	—	—	—

Balance as of December 31, 2011	—	—	—	—

Net carrying amount as of December 31, 2010	—	—	6,896,340	6,896,340

Net carrying amount as of December 31, 2011	—	—	6,232,770	6,232,770

Goodwill arising from the business combinations completed in 2010 has been allocated to the single reporting unit of the Company. ASC 350 requires that the goodwill impairment assessment be performed at the reporting unit level.

The Company performed an impairment test at the reporting unit level relating to goodwill from acquisitions and concluded that there was no impairment as to the carrying value of goodwill as of December 31, 2010 and 2011.

When available, the Company uses observable market data, including pricing on recent closed market transactions, to determine the fair value of its reporting unit(s) and compares such data with carrying amounts of its reporting unit(s) to assess any potential goodwill impairment. The fair value of reporting units was determined based on the market capitalization of the respective entities as of the valuation date. When there is little or no observable market data, the Company measures the fair value of each reporting unit primarily using the income approach and using the market approach as a validation of the value derived from income approach. The market approach included using financial metrics and ratios of comparable public companies. When the goodwill is determined to be impaired, the Company uses an income approach including discounted cash flow modeling for each reporting unit and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile of the related industry to determine the amount of any impairment.